UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-04521

T. Rowe Price State Tax-Free Income Trust

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: February 28

Date of reporting period: August 31, 2014

Item 1. Report to Shareholders

Maryland Tax-Free Money Fund	August 31, 2014

The views and opinions in this report were current as of August 31, 2014. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Long-term Maryland tax-free municipal bond prices rose and yields fell in the six-month period ended August 31, 2014. Municipal debt moved roughly in tandem with long-term Treasuries, whose interest rates declined—despite the Federal Reserve’s tapering of its asset purchases—due to increased geopolitical risks and concerns about sluggish global economic growth. Steady demand for munis and limited supply were also favorable factors. Taxable and tax-free money market yields remained close to 0.00% as the central bank kept the federal funds target rate extremely low. Lower-quality municipals performed better than higher-quality issues in both the investment-grade and high yield markets as investors continued to seek attractive yields. The T. Rowe Price Maryland Tax-Free Money and Maryland Short-Term Tax-Free Bond Funds performed mostly in line with their benchmarks, while the longer-maturity Maryland Tax-Free Bond Fund significantly outperformed its benchmark in the first half of our fiscal year.

ECONOMY AND INTEREST RATES

The U.S. economy grew briskly at an estimated 4.2% annualized rate in the second quarter of 2014, rebounding strongly from a weather-related 2.1% contraction in the first quarter. Household spending and business fixed investment have been increasing, but the housing market recovery remains sluggish. Job growth has been solid, as evidenced by the unemployment rate’s decline to 6.1% in August. However, as Federal Reserve officials have noted, this may understate how much slack there is in the labor market.

The central bank continued reducing its purchases of Treasuries and agency mortgage-backed securities in the last six months, trimming its monthly purchases in $10 billion increments following its monetary policy meetings. The Fed is planning to halt its asset purchases in October, and we believe that short-term interest rate increases are likely to begin around mid- to late 2015. If the labor market continues to strengthen more quickly than Fed officials expect, short-term rates could start rising sooner.

The Treasury and municipal yield curves flattened over the past six months: Long-term yields declined, while short- and intermediate-term yields increased. Money market yields remained anchored near 0.00% by the Fed’s commitment to keep the fed funds rate very low “for a considerable time” after the Fed stops purchasing securities. High-quality 30-year municipal yields fell more than the 30-year Treasury yield in our reporting period; for most of the last few months, they were lower than the 30-year U.S. government bond yield. Nevertheless, long-term munis remain attractive versus taxable bonds as an alternative for fixed income investors.

As of August 31, 2014, the 3.03% yield offered by a 30-year tax-free bond rated AAA was about 98% of the 3.08% pretax yield offered by a 30-year Treasury bond. An investor in the 28% federal tax bracket would need to invest in a taxable bond yielding about 4.21% to receive the same after-tax income as that generated by the municipal bond. (To calculate a municipal bond’s taxable-equivalent yield, divide the municipal bond’s yield by the quantity of 1.00 minus your federal tax bracket expressed as a decimal—in this case, 1.00 – 0.28, or 0.72.)

When Less Is Really More

Despite very low nominal yields, municipal bonds have rarely been more attractive for investors facing high income taxes. The interest income from a tax-free municipal bond is exempt from federal income taxes.* In addition, most states and cities do not tax income earned on their own bonds for their residents. A municipal bond could, therefore, be triple-tax-free—exempt from federal, state, and local taxes. Tax-free municipal bond income is also exempt from a net investment income tax that took effect in 2013, in which a 3.8% tax is imposed on the lesser of your total net investment income or your modified adjusted gross income in excess of $250,000 (for married couples filing jointly) or $200,000 for single individuals.

Even though munis typically pay less than taxable issues, investors in the highest tax brackets are likely to realize higher after-tax, bottom-line results from tax-exempt securities. As you can see in the table below, an investor in the 33% federal tax bracket would need to purchase a taxable security yielding 7.5% to match the after-tax return of a municipal security yielding 5.0%.

Factoring in state and local income tax rates—which, of course, will vary widely—makes calculating the taxable-equivalent yield more complicated. However, the taxable-equivalent yields listed in the table would be even higher. This underscores the advantage of tax-free income provided by municipal securities, particularly in an environment in which interest rates are likely to remain low for some time due to slow economic growth.

Tax-Exempt Yields and Taxable-Equivalent Yields

Tax-Exempt Yields	Taxable-Equivalent Yields Your Federal Marginal Tax Bracket					
	25.0%	28.0%	33.0%	36.8%**	38.8%**	43.4%**
1.0%	1.3%	1.4%	1.5%	1.6%	1.6%	1.8%
1.5	2.0	2.1	2.2	2.4	2.5	2.7
2.0	2.7	2.8	3.0	3.2	3.3	3.5
2.5	3.3	3.5	3.7	4.0	4.1	4.4
3.0	4.0	4.2	4.5	4.8	4.9	5.3
3.5	4.7	4.9	5.2	5.5	5.7	6.2
4.0	5.3	5.6	6.0	6.3	6.5	7.1
4.5	6.0	6.3	6.7	7.1	7.4	8.0
5.0	6.7	6.9	7.5	7.9	8.2	8.8

* Some municipal bond income may be subject to the federal alternative minimum tax (AMT).

** These federal marginal tax brackets include an additional 3.8% net investment income tax.

Note: When comparing yields in this manner, make sure to compare securities or mutual funds of similar credit quality and maturity or the comparison will not be valid. This chart is for illustrative purposes only and does not represent the performance of any specific security.

MUNICIPAL MARKET NEWS

New municipal issuance in the first eight months of 2014—approximately $203 billion, according to The Bond Buyer—was notably lower than issuance in the same period of 2013. New municipal supply since mid-2013 has been somewhat limited as last year’s increase in long-term interest rates made it less attractive for municipalities to borrow and refinance older debt. Outflows from the municipal market persisted throughout the second half of 2013 as rising rates and credit concerns in certain parts of the muni market restrained demand from individual investors during that period. These trends have reversed in 2014 as cash flows have returned to the market. High yield portfolios have received a significant portion of the flows.

Austerity-minded state and local government leaders remain conservative about adding to indebtedness, which we consider supportive. Indeed, most states have acted responsibly in the last few years by cutting spending and raising taxes and fees to close budget deficits. While state tax revenues are growing again, the cyclical pattern has been slower and more uneven than in the past, and expense pressures continue. We believe that many states deserve high credit ratings and that state governments will be able to continue servicing their outstanding debts. However, we continue to have longer-term concerns about the willingness and ability of some states to address sizable pension obligations and other retirement benefits.

The deteriorating fiscal situation in the Commonwealth of Puerto Rico hangs over the broader muni market, and we continue to have low exposure to this U.S. territory. Puerto Rico’s liabilities are large relative to the size of its economy, with close to $50 billion of municipal debt outstanding and over $70 billion of general indebtedness for the commonwealth and its various governmental agencies. Near the end of June, the commonwealth’s legislature approved a bill that would allow the territory’s public corporations, such as the Puerto Rico Electric Power Authority (PREPA), to restructure their debts; Puerto Rico’s general obligation (GO) bonds were not directly affected by the legislation. Since that time, PREPA reached an agreement with creditors to delay payments on nearly $700 million in bank loans until March 2015. However, PREPA’s long-term credit fundamentals remain poor, and restructuring looms. Overall, we believe the market will absorb a PREPA restructuring without disruption.

In terms of sector performance, revenue bonds outperformed local and state GOs. We favor bonds backed by a dedicated revenue stream over GOs, with a bias toward transportation and utility bonds issued by these essential service providers. Among revenue bonds, the hospital, industrial development/pollution control, and transportation segments were among the best-performing areas, as investors favored higher-yielding issues. While hospital revenue bonds are expensive relative to recent levels, we believe there is still value in select names. There was little difference in the performance of most other revenue segments. Housing and special tax revenue bonds trailed but still produced good returns.

MARYLAND MARKET NEWS

Maryland’s economic profile remains strong compared with other states. Marylanders are relatively prosperous—their per capita personal income represented 122% of the national average in 2013 (the latest available data), ranking it fifth in the nation. The state’s unemployment rate was 6.1% as of July 31, 2014, modestly lower than the national rate at that time. However, Maryland’s employment base grew at a pace that was below the national average.

Maryland’s finances are stabilizing. General fund revenues dropped almost 9% during the last recession but have started to recover. In the latest audited fiscal year ended June 30, 2013, Maryland’s general fund receipts were 4% ahead of where they were in the prior year. However, expense pressures led to a break-even bottom line in fiscal year 2013. For fiscal 2014, estimated general fund receipts grew 2% from the previous year, which was lower than expected. The state has always maintained a good cushion in its rainy day fund—on June 30, 2014, Maryland’s reserve fund was estimated at $772 million, representing a solid 5.1% of general fund revenues. The state has balanced its budget for fiscal 2015 and it was delivered on time.

Maryland’s debt load is above the national average. According to Moody’s 2014 State Debt Medians, the state’s debt burden, at $10.6 billion, is in the upper third when measured by debt per capita and only modestly lower when measured by debt to personal income. Debt service as a percentage of the budget remained manageable at 5.7% in fiscal year 2013. However, as of June 30, 2013, Maryland’s State Employees Retirement and Pension System was funded at 60% on an actuarial basis, while the Teachers’ Plan was 67% funded.

Maryland’s practice of not fully funding its actuarial retirement contributions has led to a rise in its unfunded pension liability. As a result, Maryland faces fairly heavy unfunded liabilities for its pension plans, at $20 billion, and this remains a concern. Various modifications to benefits under these programs have been proposed to reduce liabilities and improve funding, and some have been recently adopted. Liabilities for retiree health programs were also high at $8.1 billion as of June 30, 2013.

Maryland has a long history of responsible stewardship and prudent financial management. The state’s GO bonds are rated Aaa by Moody’s Investors Service and AAA by Standard & Poor’s and Fitch. All of the major rating agencies maintain stable outlooks.

PORTFOLIO PERFORMANCE AND STRATEGY REVIEW

Maryland Tax-Free Money Fund
The Maryland Tax-Free Money Fund returned 0.01% for the six-month period ended August 31, 2014. Your fund’s performance was in line with the Lipper Other States Tax-Exempt Money Market Funds Average. All money market rates continue to be closely tied to the federal funds target range of 0.00% to 0.25%.

Over the past six months, yields in the municipal money market moved lower still. Rates range from five basis points (0.05%) for overnight maturities to 12 basis points for notes maturing in one year. The yield curve, a graphic depiction of the relationship of yields and maturities for a similar set of securities, flattened a few basis points. Rates in the front end of the market were unchanged, while the yields on issues with maturities of up to one year declined modestly.

Lower rates continue to be driven by supply/demand imbalances due, in turn, mostly to the overall low interest rate environment of the last six years. Low interest rates have also encouraged municipalities to issue bonds with longer maturities to lock in favorable financing costs, reducing the available supply of short-dated paper. New issuance of variable rate demand notes (VRDNs)—debt instruments payable on demand that accrue interest based on a prevailing money market rate—has been almost nonexistent over the past few years because of the attractiveness of longer-term financing rates. For example, prior to 2008, yearly issuance of VRDNs averaged about $50 billion. However, since 2008, the average has dropped to approximately $20 billion, and, in 2013, issuance was less than $8 billion.

Further complicating VRDN issuance is the changing bank regulatory environment. Soon-to-be-implemented bank regulations could sharply reduce the attractiveness of bank liquidity facilities that help structure short-term municipal financings. While these exogenous supply factors continue to weigh on the market, investor demand remained fairly steady. This changing investment landscape is expected to pressure money market yields for some time to come.

Your fund adheres to a strict, high-quality credit policy, which plays a central role in fund management. We are focused on owning highly rated credits including GO, housing revenue, and hospitals bonds. Several of the prominent positions in the portfolio are Montgomery County, Maryland Community Development Association, and the Howard Hughes Medical Institute. We favor prerefunded bonds, which are escrowed in U.S. Treasury debt, and we like high-quality issuers that can provide self-liquidity. (Self-liquidity issuers do not need to rely on third-party sources for liquidity.) Where self-liquidity is not possible, we look to liquidity providers such as Federal Home Loan Bank, Toronto Dominion, Wells Fargo, and Federal National Mortgage Association to supplement the liquidity of some municipal issuers. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

Much market debate now centers on the timing and pace of the removal of Fed monetary policy accommodation. Some market participants believe the Fed may begin raising rates within the next 12 months. Still, yields in money markets are not expected to change significantly for quite some time. The tremendous demand for short-dated, high-quality assets, such as those in which we invest, suggests that rates are unlikely to increase at all in the money markets until a few months prior to the first actual policy tightening. With that event still at the extreme end of our investment horizon, we remain comfortable operating in the longer end of our permissible weighted average maturity range, currently 50 to 55 days. As always, we remain committed to managing a high-quality, diversified portfolio focused on the liquidity and stability of principal that is important to our shareholders.

On July 23, 2014, the Securities and Exchange Commission (SEC) voted on and passed new rules that govern all money market funds. The new rules will affect pricing, liquidity, risk management, and disclosure. Most retail investors will notice little change in their funds. However, institutional investors will be subject to more substantial changes in fund management. Most of the SEC changes have a two-year implementation period. T. Rowe Price is evaluating these changes and will keep our shareholders informed about their impact.

Maryland Short-Term Tax-Free Bond Fund
The Maryland Short-Term Tax-Free Bond Fund returned 0.30% for the first half of our fiscal year ended August 31, 2014. The fund’s net asset value remained very stable and was unchanged for the six-month period at $5.24, while dividend income per share contributed $0.02 to the fund’s return.

We are disappointed to have trailed the Lipper Short Municipal Debt Funds Average. There were two main reasons for the fund’s underperformance. The first factor was our above-average credit quality. Maryland’s municipal bond issuance is very high quality—state-issued debt is rated AAA by all three major credit rating agencies and high-quality debt typically yields less than the lower-quality holdings in the Lipper benchmark. The other reason for the fund’s underperformance was our heavy allocation to GO bonds and our focus on generating triple-tax-free (federal, state, and local) income for Maryland residents. However, the fund’s performance relative to its peers benefited from duration management, yield curve allocation decisions, and below-average fees.

As was the case in the prior reporting period, we have continued to keep the portfolio’s duration longer than our peer group. (Duration is a measure of the portfolio’s interest rate sensitivity.) The Federal Reserve has been consistent in its message about keeping the overnight lending rate near 0% until next year. Maintaining a long-duration position has allowed the fund to profit from extra yield and appreciation as bonds roll down the yield curve.

Recently, short-term Treasury rates have moved modestly higher, while short-term municipal yields were little changed. This has made short-term munis relatively expensive versus taxable alternatives. As a result, we have allowed cash to accumulate from maturing bonds and coupon payments. However, as noted in the market environment section, the short-term and high-quality bonds in which we invest underperformed long-term and lower-quality issues.

As shown in the Quality Diversification chart, investment-grade issues made up 98% of the portfolio at the end of the period. Given our limited opportunities to buy lower-rated, higher-yielding Maryland debt, our allocation to AAA rated bonds increased to 42% from 37% over the past six months. Much of that shift came from the AA quality allocation, which we trimmed from 43% six months ago to 36% at the end of August.

Our sector allocations have not changed significantly in the past six months. We still have a fairly high allocation to state and local GO bonds. Our health care allocation increased by roughly one percentage point. While this was only a minor change, considering how many health care bonds matured, we were pleased to be able to increase that allocation. We added to our holdings in Johns Hopkins Health System and Western Maryland Health System. We also added to two life care investments. In total, we were able to increase exposure to bonds rated A and lower by 2% despite the challenges in finding lower-rated investments in a high-quality state. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

Looking forward, we believe the market will start to price in some increase in the federal funds rate next summer. While Fed tightening will be the subject of many headlines, we are less concerned about it than in previous cycles because the economy is growing at a slow pace and inflation remains below the Fed’s 2% target. As a result, we think there is a reasonable probability that the Fed will not raise rates as high or as quickly as is widely forecast.

Maryland Tax-Free Bond Fund
The Maryland Tax-Free Bond Fund returned 4.15% in the six months ended August 31, 2014, outpacing its Lipper peer group average. Our performance relative to the peer group benefited from an emphasis on revenue bonds, sector allocation decisions, and the fund’s low fees. However, our conservative interest rate positioning detracted from returns slightly, and our zero exposure to Puerto Rico hampered our returns versus our peer group as bonds from the commonwealth recovered somewhat over the past six months.

We invested cautiously and deliberately in the low interest rate environment of the last six months. Overall, we kept the portfolio’s holdings skewed toward the longer end of the market, though at slightly reduced levels than in the past. We also increased our allocation to cash and short-term investments a bit. Reducing our longer-term holdings has lessened the portfolio’s interest rate sensitivity, which is reflected in the modest decline in the fund’s duration. Our weighted average maturity also declined somewhat. This change caused us to miss out on some of the extra yield provided by long-term issues, which detracted modestly from performance. While we are not currently forecasting a sharp move higher in rates, we expect to maintain a tilt in the portfolio toward this slightly more conservative duration profile as we expect the upward pressure on interest rates to resume over subsequent reporting periods.

Our sector strategy was little changed. We added selectively to the local GO sector in the past six months. Our additions were to several high-quality issuers including Anne Arundel County GOs and the Washington Suburban Sanitary District. These longer-maturity issues were among our top performers during the reporting period. As in prior periods, we kept a fairly high allocation to the health care sector. Our largest allocations, health care and transportation, are good sources of yield in the municipal market. Our additions to the local GO sector notwithstanding, we generally continue to emphasize revenue bonds—favoring the relative security of specific claims on revenues versus generic pledges of taxing power associated with GOs. Revenue sectors also typically provide more yield. (Please refer to the fund’s portfolio of investments for a complete list of our holdings and the amount each represents in the portfolio.)

Our lack of exposure to Puerto Rico, a boon for relative returns in prior periods, detracted over the past six months. We expect it will be difficult for Puerto Rico and its public corporations to escape a restructuring that will be painful to bondholders, as we discuss in more detail below. However, Puerto Rico’s ability to raise a large amount of capital and its efforts to reform its fiscal policy and rejuvenate its economy provided some short-term stability for these high-yielding bonds.

OUTLOOK

We believe that the municipal bond market remains a high-quality market that offers good opportunities for long-term investors seeking tax-free income—though we acknowledge that it has become more challenging to find attractive yields outside of Puerto Rico and other distressed segments of the market. We remain concerned about the potential for rising rates, but we believe that further rate increases will be at a more measured pace than what we witnessed last year—in part, because the economic contraction in the first quarter of 2014 is tempering full-year growth expectations. We also believe that short- and intermediate-term rates could be more volatile than long-term rates as we approach the first Fed rate hike. When making investment decisions, we consider the forward-looking projections of rates and yield curves from our interest rate strategy and economics teams, and we will continue to be careful with any portfolio changes that might materially increase our portfolios’ interest rate sensitivity.

Fundamentally, the credit environment for municipalities is generally sound and should improve with the economy. Economic growth and higher income and sales tax revenues are providing some support for state and local governments, and a healthier real estate market should lead to higher property tax revenues for local governments. Taking a longer view, we remain concerned about state and local government liabilities such as pension benefits and retiree health care costs. While most municipal governments maintain balanced budgets, fewer municipalities have addressed these longer-term liabilities in a meaningful way. States will need to continue these efforts on their own as a federal bailout of state and local governments without some losses to bondholders seems unlikely.

Detroit and Puerto Rico have generated negative headlines, at times, over the past year, and while they have taken steps to improve their finances that have generally been welcomed by the market, they could adversely affect the muni market in the period ahead. We continue to monitor Detroit’s bankruptcy proceedings closely because there is the potential for adverse legal precedents to arise out of the case. Detroit’s bankruptcy trial is scheduled to begin in September as the city seeks a judge’s approval of its restructuring plan. The outlook for Puerto Rico, which was downgraded to below investment grade in the first quarter, deteriorated dramatically at the end of June. Puerto Rico’s new law permitting public corporation debt restructurings led to sweeping credit rating downgrades in late June and early July, and it raises significant doubts about the commonwealth’s longstanding promises to meet its financial obligations. Our dedication to thorough, fundamental credit research has helped us minimize our exposure to this increasingly risky yet significant issuer of municipal bonds. However, given the magnitude of Puerto Rico’s debt and its broad ownership by institutional investors, additional negative credit events involving the commonwealth have the potential to trigger broad selling and disruptions in the municipal market. While we are not predicting such an outcome, we would use it as an opportunity to find and buy good municipal credits.

Ultimately, we believe T. Rowe Price’s independent credit research is our greatest strength and will remain an asset for our investors as we navigate the current market environment. As always, we are on the lookout for attractively valued bonds issued by municipalities with good long-term fundamentals—an investment strategy that we believe will continue to serve our investors well.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Maryland Tax-Free Money Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Maryland Short-Term Tax-Free Bond Fund

Hugh D. McGuirk
Chairman of the Investment Advisory Committee
Maryland Tax-Free Bond Fund

September 19, 2014

The committee chairmen have day-to-day responsibility for managing the portfolios and work with committee members in developing and executing each fund’s investment program.

RISKS OF FIXED INCOME INVESTING

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. The Maryland Tax-Free Funds are less diversified than those investing nationally. Some income may be subject to state and local taxes and the federal alternative minimum tax.

The money fund seeks to maintain a stable net asset value and provide an appropriate place for money between investments or during uncertain market conditions. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

GLOSSARY

Barclays Municipal Bond Index: A broadly diversified index of tax-exempt bonds.

Barclays 1—3 Year Municipal Bond Index: A broadly diversified index of state-issued general obligation tax-exempt bonds with maturities between one and three years.

Basis point: One one-hundredth of one percentage point, or 0.01%.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of five years would fall about 5% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

General obligation debt: A government’s strongest pledge that obligates its full faith and credit, including, if necessary, its ability to raise taxes.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in categories defined by Lipper Inc.

Prerefunded bond: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Revenue bonds: Bonds issued to fund-specific projects, such as airports, bridges, hospitals, and toll roads, where a portion of the revenue generated is used to service the interest payments on the bonds.

SEC yield (7-day simple): A method of calculating a money fund’s yield by annualizing the fund’s net investment income for the last seven days of each period divided by the fund’s net asset value at the end of the period. Yield will vary and is not guaranteed.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Self-Liquidity: Issuers who do not need to rely upon third-party sources of liquidity, such as that provided by banks in the forms of letters of credit or standby purchase agreements.

Weighted average life: The dollar-weighted average maturity of a portfolio’s securities without taking into account interest rate reset dates for certain adjustable-rate securities. It is a measure that reflects how a fund may react in periods when credit spreads are widening or liquidity conditions are tightening. In general, the longer the fund’s average life, the greater its exposure to interest rate fluctuations. Money funds must maintain a weighted average life of less than 120 days.

Weighted average maturity: In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. The weighted average maturity may take into account the interest rate readjustment dates for certain securities. Money funds must maintain a weighted average maturity of less than 60 days.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Securities with longer maturities usually have a higher yield. If short-term securities offer a higher yield, then the curve is said to be “inverted.” If short- and long-term bonds are offering equivalent yields, then the curve is said to be “flat.”

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	6 Months Ended 8/31/14	Year Ended 2/28/14	2/28/13	2/29/12	2/28/11	2/28/10
NET ASSET VALUE						
Beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Investment activities						
Net investment Income[1]	–[2][3]	–[2][3]	–[2][3]	–[2][3]	–[2][3]	–[2][4]
Net realized and unrealized gain / loss	0.00[2]	–[2]	–[2]	–[2]	–[2]	–[2]
Total from investment activities	–[2]	–[2]	–[2]	–[2]	–[2]	–[2]
Distributions						
Net investment income	–[2]	–[2]	–[2]	–[2]	–[2]	–[2]
NET ASSET VALUE End of Period	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**	**$ 1.00**

Ratios/Supplemental Data

Total return[5]	**0.01%**[3]	**0.01%**[3]	**0.01%**[3]	**0.01%**[3]	**0.01%**[3]	**0.10%**[4]
Ratio of total expenses to average net assets	0.10%[3][6]	0.13%[3]	0.18%[3]	0.22%[3]	0.31%[3]	0.48%[4]
Ratio of net investment income to average net assets	0.01%[3][6]	0.01%[3]	0.01%[3]	0.01%[3]	0.01%[3]	0.11%[4]
Net assets, end of period (in thousands)	$ 130,329	$ 128,001	$ 120,739	$ 126,703	$ 149,852	$ 158,205

(1) Per share amounts calculated using average shares outstanding method.

(2) Amounts round to less than $0.01 per share.

(3) Includes the effect of voluntary management fee waivers of 0.48%, 0.45%, 0.41%, 0.35% and 0.24% of average net assets for the periods ended 8/31/2014, 2/28/14, 2/28/13, 2/29/12 and 2/28/11, respectively (see Note 5).

(4) Includes the effect of participation fees related to the Treasury's Temporary Guarantee Program for Money Market Funds (0.03% of average net assets), and voluntary management fee waivers (0.08% of average net assets).

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Amounts in 000s)

	Par	$ Value
OTHER COMMERCIAL PAPER 11.3%		
Maryland HHEFA, Johns Hopkins Health, TECP, 0.07%, 9/4/14	4,000	4,000
Maryland HHEFA, Johns Hopkins Health, TECP, 0.08%, 10/7/14	1,400	1,400
Maryland HHEFA, Johns Hopkins Univ., TECP, 0.05%, 9/3/14	1,861	1,861
Maryland HHEFA, Johns Hopkins Univ., TECP, 0.06%, 9/8/14	2,000	2,000
Montgomery County, GO, TECP, 0.08%, 9/4/14	2,000	2,000
Montgomery County, GO, TECP, 0.09%, 11/4/14	2,000	2,000
Montgomery County, GO, TECP, 0.09%, 11/5/14	1,000	1,000
Montgomery County, GO, TECP, 0.09%, 11/5/14	500	500
Total Other Commercial Paper (Cost $14,761)		14,761
OTHER MUNICIPAL DEBT 37.9%		
Anne Arundel County, Consolidated General Improvement, GO 5.00%, 3/1/15	1,000	1,024
Anne Arundel County, Consolidated General Improvement, GO 5.00%, 4/1/15	1,000	1,028
Anne Arundel County, Consolidated General Improvement, GO 5.00%, 4/1/15	1,500	1,542
Anne Arundel County, Water & Sewer, GO, 3.50%, 4/1/15	1,000	1,020
Baltimore County, GO, BAN 1.00%, 2/25/15	2,000	2,008
Baltimore County, GO, 5.00%, 11/1/14	100	101
Baltimore County, GO, COP, 4.00%, 10/1/14	2,505	2,513
Calvert County, Consolidated Public Improvement, GO 5.00%, 4/1/15	250	257
Carroll County, Consolidated Public Improvement, GO 2.00%, 11/1/14	1,335	1,339
Carroll County, Consolidated Public Improvement, GO 2.00%, 12/1/14	550	552
Carroll County, Consolidated Public Improvement, GO 3.00%, 11/1/14	175	176
Carroll County, Consolidated Public Improvement, GO 4.00%, 10/1/14	225	226
Carroll County, Consolidated Public Improvement, GO 4.00%, 11/1/14	750	755

Carroll County, Consolidated Public Improvement, GO 5.00%, 11/1/14	1,325	1,336
Charles County, Commissioners, GO, 5.00%, 11/1/14	1,000	1,008
Frederick, Public Improvement, GO, 4.00%, 9/1/14	1,110	1,110
Frederick County, Consolidated Public Improvement, GO 4.00%, 2/1/15	200	203
Frederick County, GO, 2.00%, 8/1/15	950	966
Frederick County, GO, 4.00%, 12/1/14	200	202
Frederick County, Public Fac., 5.00%, 12/1/14 (1)	955	966
Harford County, Consolidated Public Improvement, GO 4.00%, 2/1/15	625	635
Harford County, Consolidated Public Improvement, GO 5.00%, 3/15/15	1,000	1,026
Howard County, Consolidated Public Improvement, GO 4.00%, 2/15/15	300	305
Howard County, Consolidated Public Improvement, GO 4.00%, 2/15/15	1,640	1,669
Howard County, Consolidated Public Improvement, GO 5.00%, 2/15/15	400	409
Howard County, GO, 5.00%, 2/15/15	500	511
Howard County, Metropolitan Dist., GO, 4.00%, 2/15/15	450	458
Howard County, Metropolitan Dist., GO, 4.00%, 2/15/15	560	570
JPMorgan Chase, Ascension Health Alliance, VRTR 0.06%, 9/8/14 (2)	4,600	4,600
Maryland, Capital Improvement, GO, 5.25%, 2/15/15	500	512
Maryland, State & Local Fac., GO, 2.25%, 3/15/15	250	253
Maryland, State & Local Fac., GO, 3.00%, 3/15/15	925	939
Maryland CDA, Residential, 0.30%, 9/1/14 (3)	250	250
Maryland DOT, 4.00%, 9/1/14	150	150
Maryland DOT, 5.00%, 11/1/14	3,000	3,024
Maryland DOT, 5.00%, 2/15/15	600	613
Maryland DOT, 5.00%, 3/1/15	150	153

Maryland DOT, 5.25%, 12/15/14	400	406
Maryland DOT, 5.50%, 2/1/15	1,000	1,022
Maryland HHEFA, Johns Hopkins Health, 5.00%, 5/15/15	100	103
Maryland HHEFA, Johns Hopkins Health, 5.00%, 7/1/15	575	598
Montgomery County, Consolidated Public Improvement, GO 5.00%, 11/1/14	1,000	1,008
Montgomery County, Consolidated Public Improvement, GO 5.00%, 11/1/14	600	605
Montgomery County, Consolidated Public Improvement, GO 5.00%, 6/1/15	100	103
Prince George's County, Consolidated Public Improvement, GO 4.00%, 9/15/14	200	200
Prince George's County, Consolidated Public Improvement, GO 5.00%, 9/15/14	2,000	2,004
Prince George's County, Consolidated Public Improvement, GO 5.00%, 10/1/14	385	386
Prince George's County, Consolidated Public Improvement, GO 5.00%, 12/1/14	100	101
Prince George's County, Consolidated Public Improvement, GO 5.00%, 9/15/15	2,500	2,627
Prince George's County, Public Safety Communications, COP 3.00%, 10/1/14	330	331
Univ. System of Maryland, Auxiliary Fac. & Tuition 4.00%, 4/1/15	1,100	1,124
Univ. System of Maryland, Auxiliary Fac. & Tuition 4.00%, 4/1/15	400	409
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 10/1/14	245	246
Univ. System of Maryland, Auxiliary Fac. & Tuition 5.00%, 4/1/15	770	791
Washington Suburban Sanitary Dist., Consolidated Public Improvement, GO, 4.00%, 6/1/15	235	242
Washington Suburban Sanitary Dist., Consolidated Public Improvement, GO, 5.00%, 6/1/15	250	259

Wells Fargo Stage Trust, Metropolitan Washington Airports Auth., VRTR, 0.10%, 9/4/14 (2)(3)	2,390	2,390
Total Other Municipal Debt (Cost $49,364)		49,364

VARIABLE RATE DEMAND NOTES 50.3%

Gulf Coast IDA, Exxon Mobil, VRDN, 0.02%, 9/2/14	800	800
Harris County Cultural Ed. Fac., Methodist Hosp., Houston VRDN, 0.04%, 9/2/14	1,300	1,300
Maryland CDA, Hopkins Village Apartments, Multi-Family, VRDN 0.05%, 9/8/14	3,000	3,000
Maryland CDA, Kirkwood House Apartments, Multi-Family, VRDN 0.05%, 9/8/14	5,000	5,000
Maryland CDA, Park View at Catonsville, VRDN 0.05%, 9/8/14 (3)	4,300	4,300
Maryland CDA, Residential, VRDN, 0.05%, 9/8/14 (3)	800	800
Maryland CDA, Residential, VRDN, 0.06%, 9/8/14 (3)	1,200	1,200
Maryland CDA, Residential, VRDN, 0.07%, 9/8/14 (3)	400	400
Maryland Economic Dev. Corp., Howard Hughes Medical Institute, VRDN 0.03%, 9/8/14	7,300	7,300
Maryland HHEFA, Johns Hopkins Univ., VRDN, 0.03%, 9/8/14	2,000	2,000
Maryland HHEFA, Univ. of Maryland Medical, VRDN 0.04%, 9/2/14	3,535	3,535
Maryland HHEFA, Univ. of Maryland Medical, VRDN 0.05%, 9/8/14	2,180	2,180
Maryland HHEFA, Univ. of Maryland Medical, VRDN 0.05%, 9/8/14	4,500	4,500
Maryland Stadium Auth., Baltimore Convention Center, VRDN 0.04%, 9/8/14	305	305
Maryland Transportation Auth., BWI Airport Parking Fac. Charge VRDN, 0.08%, 9/8/14 (3)	2,500	2,500
Montgomery County, GO, BAN, VRDN, 0.03%, 9/2/14	1,000	1,000
Montgomery County Housing Opportunities Commission Canterbury Apartments, VRDN, 0.05%, 9/8/14	950	950

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price State Tax-Free Income Trust (the trust), is registered under the Investment Company Act of 1940 (the 1940 Act). The Maryland Tax-Free Money Fund (the fund) is a diversified, open-end management investment company established by the trust. The fund commenced operations on March 30, 2001. The fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal and Maryland state and local income taxes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared daily and paid monthly.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Trustees (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values. For example, securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

In accordance with Rule 2a-7 under the 1940 Act, the fund values its securities at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. On August 31, 2014, all of the fund’s financial instruments were classified as Level 2 in the fair value hierarchy.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Because the fund is required to use capital loss carryforwards that do not expire before those with expiration dates, all or a portion of its capital loss carryforwards subject to expiration could ultimately go unused. As of February 28, 2014, the fund had less than $1,000 of available capital loss carryforwards, which expire as follows: less than $1,000 in fiscal 2019; less than $1,000 have no expiration.

At August 31, 2014, the cost of investments for federal income tax purposes was $129,625,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2014, the effective annual group fee rate was 0.29%.

Price Associates may voluntarily waive all or a portion of its management fee and reimburse operating expenses to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). Any amounts waived or reimbursed under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice. For the six months ended August 31, 2014, management fees waived and operating expenses reimbursed totaled $312,000.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended August 31, 2014, expenses incurred pursuant to these service agreements were $47,000 for Price Associates and $27,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On April 30, 2014, the fund’s Board of Trustees (Board), including a majority of the fund’s independent trustees, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). The April meeting followed a telephonic meeting held on March 4, 2014, during which the Board reviewed information and discussed the continuation of the Advisory Contract. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had either not achieved sufficient portfolio asset size or not recognized sufficient revenues to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the T. Rowe Price funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board also noted that an arrangement is in place whereby the Advisor may voluntarily waive all or a portion of the management fee it is entitled to receive from the fund or pay all or a portion of the fund’s operating expenses in order to maintain a zero or positive net yield for the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. After including reductions resulting from voluntary fee waivers, the information provided to the Board indicated that the fund’s management fee rate and total expense ratio were at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 16, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date October 16, 2014

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date October 16, 2014